================================================================================

                               -----------------
                                 ANNUAL REPORT
                               -----------------
                               December 31, 2001
                               -----------------

                                   Value Line
                                Leveraged Growth
                                 Investors, Inc.

                                     [LOGO]
                                   ---------
                                   VALUE LINE

                                    No-Load
                                     Mutual
                                     Funds

Value Line Leveraged Growth Investors, Inc.

                                                     To Our Value Line Leveraged
================================================================================

To Our Shareholders:

Calendar 2001 witnessed a continuation of the negative equity environment that got rolling in the third quarter of 2000. Several factors contributed to this long slide, including a drastic slowdown in corporate capital expenditures, a pickup in layoffs and the overall rate of unemployment, and the collapse of profitability across the business spectrum. All of this folded into the current recession, which commenced last year. The climax, of course, occurred with the terrorist attacks on September 11th, when the future of several economic sectors (including the transportation, leisure, insurance, and financial industries) was thrown into question.

We're gratified that the Leveraged Growth Fund posted a better return than the S&P 500. For the full year, your Fund beat the benchmark Standard & Poor's 500 Composite Index(1) by 135 basis points. The actual numbers were as follows:

                                            Leveraged Growth      S&P 500
--------------------------------------------------------------------------------

First half                                        -4.71%           -6.70%

Second half                                       -6.10            -5.56

Full year                                        -10.53           -11.88
--------------------------------------------------------------------------------

As you know, the Value Line Timeliness Ranking System is a critical tool in our management process, whereby we purchase stocks that rank highly in the System and sell those issues whose ranks drop because of price or earnings deterioration. Adherence to this discipline resulted in a few notable factors during 2001. First, while the Timeliness Ranking System has an estimable 36-year track record, last year was one of the few periods when it performed out of phase, with the lower-ranked stocks beating those ranked 1 or 2. This was largely a function of the markets favoring "value" stocks, rather than the "growth" names that the Ranking System excels at identifying.

A second result of our discipline had to do with the composition of the portfolio. As a growth fund, we typically steer toward stocks that have demonstrable records of expanding sales and earnings, and usually a hefty portion of our holdings is in the information technology arena. Starting in 2000 and continuing throughout 2001, that didn't work, as one tech company after another reported disappointing results. During the year, we reduced our tech exposure from more than 30% of assets to less than 15%, vastly altering the complexion of the portfolio and generating incremental (though relatively minor) transaction costs. In place of the tech stocks, we have bolstered our exposure to retail, financial, and health-care equities, and we're confident that they'll perform well going forward.

We are convinced that 2002 will be a good year for stocks. By "good," we're looking for market returns to approximate their long-run average, much better than the losses suffered in the past two years but short of the 30% and 40% gains we enjoyed in the late 1990's. The basis for our optimism is that the Fed has piloted monetary policy in exactly the right direction, with the 11 interest-rate cuts of 2001 slowly trickling into the economic gears and forming a basis for GDP growth in the second or third quarters. Importantly, inflationary pressures in the economy remain benign. Against this backdrop, we expect growth stocks, with visible potential for rising sales and profits, to return to investors' horizons.

As always, we appreciate your continued confidence in Value Line, and we wish you the best for the new year.

                     Sincerely,


                     /s/ Jean Bernhard Buttner

                     Jean Bernhard Buttner
                     Chairman and President

March 1, 2002

--------------------------------------------------------------------------------
(1) The S&P 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.


--------------------------------------------------------------------------------
2

                                     Value Line Leveraged Growth Investors, Inc.

Growth Investors Shareholders
================================================================================

Economic Observations

The recession, which gripped the nation for much of the past year, appears to be ending. This conclusion is based on a succession of reports showing stabilizing manufacturing levels, continued strength in housing, selective improvement in retailing, and steadily declining unemployment claims. Nevertheless, given the absence of growth in the overall job market and continued depressed levels of factory usage, it appears that the economic recovery, which we expect to begin during the current half, will be muted and uneven in its early stages.

Inflationary pressures, meantime, are continuing to be kept at bay. This benign pricing environment remains rooted in both sustained increases in productivity (or labor-cost efficiency) and the pronounced slowdown in industrial and labor demand arising from the comparatively low level of U.S. business activity in recent months. To be sure, as the U.S. economy improves, some modest increase in pricing pressures may evolve. Absent a more vigorous business recovery than we now expect, however, inflation should remain muted through at least 2002.

Finally, the Federal Reserve, which has been aggressive in reducing interest rates over the past year, in an effort to promote stronger economic activity, now appears to be at the end of its extended monetary easing cycle. We believe the Fed will now keep interest rates at current levels for most of the year, before increased business activity and modestly higher inflation encourage it to raise rates again.


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

================================================================================

             COMPARISON OF A CHANGE IN VALUE OF A $10,000 INVESTMENT
                    IN VALUE LINE LEVERAGED GROWTH INVESTORS
                          AND THE S&P 500 STOCK INDEX*

  [The following table was depicted by a line chart in the printed material.]

                               Value Line Leveraged
                               Growth Investors Fund    S & P 500 Index

                  1/1/92               $10,000              $10,000
                  3/31/92              $ 9,302              $ 9,747
                  6/30/92              $ 8,432              $ 9,933
                  9/30/92              $ 8,791              $10,246
                  12/31/92             $ 9,754              $10,762
                  3/31/93              $10,141              $11,232
                  6/30/93              $10,529              $11,286
                  9/30/93              $11,687              $11,578
                  12/31/93             $11,334              $11,846
                  3/31/94              $10,737              $11,397
                  6/30/94              $10,139              $11,445
                  9/30/94              $10,888              $12,005
                  12/31/94             $10,914              $12,003
                  3/31/95              $11,836              $13,171
                  6/30/95              $13,329              $14,429
                  9/30/95              $14,986              $15,575
                  12/31/95             $14,958              $16,513
                  3/31/96              $16,076              $17,399
                  6/30/96              $16,612              $18,180
                  9/30/96              $18,023              $18,742
                  12/31/96             $18,295              $20,305
                  3/31/97              $17,116              $20,847
                  6/30/97              $20,339              $24,486
                  9/30/97              $23,259              $26,322
                  12/31/97             $22,648              $27,078
                  3/31/98              $26,016              $30,854
                  6/30/98              $27,842              $31,873
                  9/30/98              $24,144              $28,703
                  12/31/98             $31,623              $34,815
                  3/31/99              $34,973              $36,550
                  6/30/99              $35,724              $39,126
                  9/30/99              $34,346              $36,683
                  12/31/99             $41,421              $42,141
                  3/31/2000            $44,086              $43,108
                  6/30/2000            $42,200              $41,962
                  9/30/2000            $41,771              $41,556
                  12/31/2000           $35,656              $38,304
                  3/31/2001            $30,881              $33,763
                  6/30/2001            $33,976              $35,739
                  9/30/2001            $28,115              $30,493
                  12/31/2001           $31,903              $33,752

                            (From 1/1/92 to 12/31/01)

================================================================================

* The Standard and Poor's 500 Index (S&P 500 Index) is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

The return for the index does not reflect expenses which are deducted from the Fund's returns.

Performance Data:**
                                       Average Annual     Growth of an Assumed
                                        Total Return      Investment of $10,000
                                       --------------     ---------------------
 1 year ended 12/31/01................      -10.53%              $ 8,947

 5 years ended 12/31/01...............      +11.76%              $17,438

10 years ended 12/31/01...............      +12.30%              $31,903

** The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------
4

                                     Value Line Leveraged Growth Investors, Inc.

Portfolio Highlights at December 31, 2001 (Unaudited)
================================================================================

Ten Largest Holdings

                                                                  Value        Percentage
Issue                                            Shares      (in thousands)   of Net Assets
-------------------------------------------------------------------------------------------
Harley-Davidson, Inc. ........................   420,000        $22,810            4.6%
Fifth Third Bancorp ..........................   337,500         20,699            4.2
Kohl's Corp. .................................   280,000         19,723            4.0
Omnicom Group, Inc. ..........................   200,000         17,870            3.6
Citigroup, Inc. ..............................   350,000         17,668            3.6
Medtronic, Inc. ..............................   320,000         16,387            3.3
American International Group, Inc. ...........   200,000         15,880            3.2
Lowe's Companies, Inc. .......................   300,000         13,923            2.8
Microsoft Corp. ..............................   200,000         13,250            2.7
General Electric Co. .........................   300,000         12,024            2.4

Five Largest Industry Categories

                                                   Value       Percentage
Industry                                      (in thousands)  of Net Assets
-------------------------------------------------------------------------------------------
Financial Services-Diversified ...............   $59,138           11.9%
Computer Software & Services .................    45,704            9.2
Medical Supplies .............................    38,970            7.9
Retail Store .................................    37,365            7.5
Retail-Special Lines .........................    33,864            6.8

Five Largest Net Security Purchases*

                                                   Cost
Issue                                         (in thousands)
-------------------------------------------------------------------------------------------
Best Buy Co., Inc. ...........................   $ 5,194
Home Depot, Inc. (The) .......................     4,999
General Dynamics Corp. .......................     4,960
Supervalu, Inc. ..............................     4,947
Peoplesoft, Inc. .............................     4,918

Five Largest Net Security Sales*

                                                 Proceeds
Issue                                         (in thousands)
-------------------------------------------------------------------------------------------
Merck & Co., Inc. ............................   $ 5,973
CVS Corp. ....................................     5,412
Harley-Davidson, Inc. ........................     5,065
Apache Corp. .................................     4,680
Southwest Airlines Co. .......................     4,607

*     For the six month period ended 12/31/01.


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Schedule of Investments
================================================================================

                                                                    Value
  Shares                                                        (in thousands)
------------------------------------------------------------------------------
COMMON STOCKS (104.7%)

         ADVERTISING (3.6%)
 200,000 Omnicom Group, Inc. ................................      $17,870

         AEROSPACE/DEFENSE (1.2%)
  60,000 General Dynamics Corp. .............................        4,778
  34,400 Raytheon Co. .......................................        1,117
                                                                   -------
                                                                     5,895

         BANK (3.3%)
  70,300 BB&T Corp. .........................................        2,539
 160,000 State Street Corp. .................................        8,360
 100,000 Zions Bancorporation ...............................        5,258
                                                                   -------
                                                                    16,157

         BANK-MIDWEST (5.0%)
 337,500 Fifth Third Bancorp ................................       20,699
 200,000 U.S. Bancorp .......................................        4,186
                                                                   -------
                                                                    24,885

         BEVERAGE--SOFT DRINK (0.9%)
  95,000 PepsiCo, Inc. ......................................        4,626

         BIOTECHNOLOGY (3.0%)
 120,000 Amgen Inc.* ........................................        6,773
  70,000 Biogen, Inc.* ......................................        4,015
 140,000 Immunex Corp.* .....................................        3,879
                                                                   -------
                                                                    14,667

         BUILDING MATERIALS (0.5%)
 105,000 Dal-Tile International Inc.* .......................        2,441

         CHEMICAL--SPECIALTY (1.1%)
 175,000 International Flavors & Fragrances, Inc. ...........        5,199

         COMPUTER & PERIPHERALS (2.2%)
  90,000 International Business Machines Corp. ..............       10,886

         COMPUTER SOFTWARE & SERVICES (9.2%)
 120,000 Adobe Systems, Inc. ................................        3,726
 251,175 Fiserv, Inc.* ......................................       10,630
 200,000 Microsoft Corp.* ...................................       13,250
 255,000 Network Associates, Inc.* ..........................        6,592
 250,000 Oracle Corp.* ......................................        3,452
 110,000 Paychex, Inc. ......................................        3,833
 105,000 Peoplesoft, Inc.* ..................................        4,221
                                                                   -------
                                                                    45,704

         DIVERSIFIED COMPANIES (2.4%)
 200,000 Tyco International Ltd. ............................       11,780

         DRUG (4.6%)
  79,700 Biovail Corp.* .....................................        4,483
  70,000 Genzyme Corp.--General Division* ...................        4,190
  38,000 King Pharmaceuticals, Inc.* ........................        1,601
  85,000 MedImmune, Inc.* ...................................        3,940
 216,000 Pfizer, Inc. .......................................        8,608
                                                                   -------
                                                                    22,822

         EDUCATIONAL SERVICES (0.9%)
 116,300 Education Management Corp.* ........................        4,216

         ELECTRICAL EQUIPMENT (2.4%)
 300,000 General Electric Co. ...............................       12,024

         ELECTRONICS (0.8%)
 165,000 Flextronics
           International Ltd.* ..............................        3,958

         ENTERTAINMENT (1.9%)
 295,000 AOL Time Warner, Inc.* .............................        9,470

         FINANCIAL SERVICES--DIVERSIFIED (11.9%)
 200,000 American International Group, Inc. .................       15,880
  65,000 Capital One Financial Corp. ........................        3,507
 350,000 Citigroup, Inc. ....................................       17,668


-------------------------------------------------------------------------------
6

                                     Value Line Leveraged Growth Investors, Inc.

                                                               December 31, 2001
================================================================================

                                                                   Value
  Shares                                                      (in thousands)
----------------------------------------------------------------------------

         FINANCIAL SERVICES--DIVERSIFIED (continued)
  67,000 Federal Home Loan Mortgage Corp. ...................    $   4,382
  55,000 Federal National Mortgage Association ..............        4,372
  65,000 Hartford Financial Services Group, Inc. (The) ......        4,084
  85,000 Household International, Inc. ......................        4,925
  70,000 MGIC Investment Corp. ..............................        4,320
                                                                 ---------
                                                                    59,138

         FOOD WHOLESALERS (0.9%)
 210,000 Supervalu, Inc. ....................................        4,645

         GROCERY (1.5%)
 180,000 Safeway Inc.* ......................................        7,515

         HOMEBUILDING (0.5%)
  65,700 KB Home ............................................        2,635

         HOUSEHOLD PRODUCTS (0.8%)
  70,000 Colgate-Palmolive Co. ..............................        4,042

         INSURANCE--LIFE (0.8%)
 150,000 UnumProvident Corp. ................................        3,977

         MEDICAL SERVICES (5.9%)
 280,000 HCA, Inc. ..........................................       10,791
  65,000 Laboratory Corp. of America Holdings* ..............        5,255
 135,000 Oxford Health Plans, Inc.* .........................        4,069
  80,000 Tenet Healthcare Corp.* ............................        4,698
 100,000 Universal Health Services, Inc.* ...................        4,278
                                                                 ---------
                                                                    29,091

         MEDICAL SUPPLIES (7.9%)
 150,000 Biomet, Inc. .......................................        4,635
  59,500 Cardinal Health, Inc. ..............................        3,847
  78,100 Fisher Scientific International, Inc.* .............        2,281
 200,000 Johnson & Johnson ..................................       11,820
 320,000 Medtronic, Inc. ....................................       16,387
                                                                 ---------
                                                                    38,970

         METALS & MINING--GENERAL (0.5%)
  64,000 Alcoa, Inc. ........................................        2,275

         NATURAL GAS--DIVERSIFIED (0.7%)
  80,000 El Paso Corp. ......................................        3,569

         OILFIELD SERVICES/EQUIPMENT (1.8%)
 140,000 BJ Services Co.* ...................................        4,543
 125,000 Noble Drilling Corp.* ..............................        4,255
                                                                 ---------
                                                                     8,798

         RECREATION (5.4%)
 420,000 Harley-Davidson, Inc. ..............................       22,810
 225,000 Mattel, Inc. .......................................        3,870
                                                                 ---------
                                                                    26,680

         RESTAURANT (0.3%)
  37,500 Cheesecake Factory, Inc. (The)* ....................        1,304

         RETAIL BUILDING SUPPLY (4.0%)
 120,000 Home Depot, Inc. (The) .............................        6,121
 300,000 Lowe's Companies, Inc. .............................       13,923
                                                                 ---------
                                                                    20,044

         RETAIL--SPECIAL LINES (6.8%)
 270,000 Abercrombie & Fitch Co. Class "A"* .................        7,163
 160,000 American Eagle Outfitters, Inc.* ...................        4,187
 225,000 AnnTaylor Stores Corp.* ............................        7,875
 300,000 Bed Bath & Beyond Inc.* ............................       10,170
  60,000 Best Buy Co., Inc.* ................................        4,469
                                                                 ---------
                                                                    33,864

         RETAIL STORE (7.5%)
 130,000 Costco Wholesale Corp.* ............................        5,769
 280,000 Kohl's Corp.* ......................................       19,723
 135,000 Target Corp. .......................................        5,542
 110,000 Wal-Mart Stores, Inc. ..............................        6,331
                                                                 ---------
                                                                    37,365


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Schedule of Investments
================================================================================

                                                                  Value
  Shares                                                      (in thousands)
----------------------------------------------------------------------------
         SECURITIES BROKERAGE (0.8%)
  60,000 Lehman Brothers Holdings, Inc. .....................    $   4,008

         TELECOMMUNICATIONS EQUIPMENT (1.4%)
 140,000 QUALCOMM Incorporated* .............................        7,070

         TELECOMMUNICATION SERVICES (0.7%)
  40,000 Telephone & Data Systems, Inc. .....................        3,590

         THRIFT (0.8%)
 120,000 Washington Mutual, Inc. ............................        3,924

                                                                  Value
                                                              (in thousands
                                                            except per share
  Shares                                                          amount)
----------------------------------------------------------------------------
         TOBACCO (0.8%)
  86,000 Philip Morris Companies, Inc. ...................          3,943
                                                                =========
TOTAL COMMON STOCKS AND TOTAL INVESTMENT
  SECURITIES (104.7%)
  (Cost $289,864,000) .....................................     $ 519,047

EXCESS OF LIABILITIES OVER CASH AND OTHER
  ASSETS (-4.7%) ..........................................       (23,353)
                                                                ---------
NET ASSETS (100.0%) .......................................     $ 495,694
                                                                =========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  OUTSTANDING SHARE
  ($495,693,861 / 12,898,517 shares of capital stock
  outstanding) ............................................     $   38.43
                                                                =========

*     Non-income producing


--------------------------------------------------------------------------------
8

                                     Value Line Leveraged Growth Investors, Inc.

Statement of Assets and Liabilities
at December 31, 2001
================================================================================

                                                               (In thousands
                                                                except per
                                                               share amount)
                                                               =============
Assets:
Investment securities, at value
   (Cost--$289,864) ..........................................   $ 519,047
Cash .........................................................           9
Receivable for securities sold ...............................       3,098
Receivable for capital shares sold ...........................         438
Dividends receivable .........................................         424
                                                                 ---------
    Total Assets .............................................     523,016
                                                                 ---------

Liabilities:
Payable for line of credit outstanding .......................      23,650
Payable for capital shares repurchased .......................       3,134
Accrued expenses:
   Advisory fee ..............................................         315
   Service and distribution plan
    fees payable .............................................         105
   Other .....................................................         118
                                                                 ---------
    Total Liabilities ........................................      27,322
                                                                 ---------
Net Assets ...................................................   $ 495,694
                                                                 =========

Net Assets consist of:
Capital stock, at $1.00 par value (authorized
   50,000,000, outstanding 12,898,517
   shares) ...................................................   $  12,899
Additional paid-in capital ...................................     249,414
Undistributed net realized gain on
   investments ...............................................       4,198
Net unrealized appreciation
   of investments ............................................     229,183
                                                                 ---------
Net Assets ...................................................   $ 495,694
                                                                 =========

Net Asset Value, Offering and Redemption Price
   per Outstanding Share ($495,693,861 /
   12,898,517 shares outstanding) ............................   $   38.43
                                                                 =========

Statement of Operations
for the Year Ended December 31, 2001
================================================================================

                                                               (In thousands)
                                                               ==============
Investment Income:
Dividends ....................................................   $   3,083
Interest .....................................................         220
                                                                 ---------
    Total Income .............................................       3,303
                                                                 ---------
Expenses:
Advisory fee .................................................       3,975
Service and distribution plan fees ...........................       1,325
Interest expense .............................................         391
Transfer agent fees ..........................................         160
Custodian fees ...............................................          53
Auditing and legal fees ......................................          53
Postage ......................................................          40
Printing .....................................................          37
Registration and filing fees .................................          31
Telephone ....................................................          25
Directors' fees and expenses .................................          22
Commitment fee ...............................................          20
Insurance, dues and other ....................................          17
                                                                 ---------
    Total Expenses Before
      Custody Credits ........................................       6,149
    Less: Custody Credits ....................................          (7)
                                                                 ---------
    Net Expenses .............................................       6,142
                                                                 ---------
Net Investment Loss ..........................................      (2,839)
                                                                 ---------
Net Realized and Unrealized Gain (Loss) on Investments:
    Net Realized Gain ........................................      34,456
    Change in Net Unrealized Appreciation ....................     (99,636)
                                                                 ---------
Net Realized Gain and Change in Net Unrealized Appreciation
   on Investments ............................................     (65,180)
                                                                 ---------
Net Decrease in Net Assets from Operations ...................   $ (68,019)
                                                                 =========

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 2001 and 2000
================================================================================

                                                                           Year Ended       Year Ended
                                                                          December 31,     December 31
                                                                              2001             2000
                                                                          ============================
                                                                                  (In thousands)
Operations:
   Net investment loss.................................................   $   (2,839)      $   (2,960)
   Net realized gain on investments....................................       34,456           41,987
   Change in net unrealized appreciation...............................      (99,636)        (136,459)
                                                                          ---------------------------
   Net decrease in net assets from operations..........................      (68,019)         (97,432)
                                                                          ---------------------------
Distributions to Shareholders:
   Net realized gain from investment transactions......................      (29,521)         (52,527)
                                                                          ---------------------------
Capital Share Transactions:
   Proceeds from sale of shares........................................      328,227          689,925
   Proceeds from reinvestment of distributions to shareholders.........       27,300           49,222
   Cost of shares repurchased..........................................     (363,887)        (750,797)
                                                                          ---------------------------
   Net decrease from capital share transactions........................       (8,360)         (11,650)
                                                                          ---------------------------
Total Decrease in Net Assets...........................................     (105,900)        (161,609)

Net Assets:
   Beginning of year...................................................      601,594          763,203
                                                                          ---------------------------
   End of year.........................................................   $  495,694       $  601,594
                                                                          ===========================

See Notes to Financial Statements.


--------------------------------------------------------------------------------
10

                                     Value Line Leveraged Growth Investors, Inc.

Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

Value Line Leveraged Growth Investors, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose sole investment objective is to realize capital growth. The Fund may employ "leverage" by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less, at the date of purchase are valued at amortized cost which approximates market value.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

2. Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                                                       Year            Year
                                                      Ended           Ended
                                                    December 31,    December 31,
                                                       2001            2000
                                                   -----------------------------
Shares sold ......................................    8,387          11,996
Shares issued to shareholders in reinvestment of
   distributions .................................      720           1,062
                                                    -----------------------
                                                      9,107          13,058

Shares repurchased ...............................    9,392          13,038
                                                    -----------------------
Net (decrease) increase ..........................     (285)             20
                                                    =======================

Distributions per share from net realized gains ..  $ 2.365         $ 4.345
                                                    =======================


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

================================================================================

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                   Year Ended
                                                   December 31,
                                                       2001
                                                  --------------
                                                  (in thousands)

Purchases:
Investment Securities ..........................     $264,284
                                                     ========

Sales:
Investment Securities ..........................     $317,308
                                                     ========

4. Income Taxes

At December 31, 2001, information on the tax components of capital is as follows:

                                                  (in thousands)

Cost of investments for tax purposes ...........     $290,018
                                                     ========
Gross tax unrealized appreciation...............     $230,425
Gross tax unrealized depreciation...............       (1,396)
                                                     --------
Net tax unrealized appreciation
  on investments................................     $229,029
                                                     ========
Undistributed long-term capital gains                $  4,704
                                                     ========

The tax composition of dividends was all from net long-term capital gains.

The Fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes. Accordingly, the Fund has reclassified $13,880,000 from accumulated net realized gains to paid in capital.

Net realized gain (loss) differ for financial statements and tax purposes primarily due to differing treatments of wash sales and losses deferred on tax straddles.

Permanent book-tax differences relating to current year net operating loss were reclassified within the composition of the net asset accounts. In the current year the Fund reclassified $2,839,000 from accumulated net investment loss to additional paid-in-capital. Net investment loss, net realized gains, and net assets were not affected by this reclassification.

5. Investment Advisory Contract, Management Fees, and Transactions With
   Affiliates

An advisory fee of $3,975,000 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the year ended December 31, 2001. This was computed at the rate of 3/4 of 1% of the average daily net assets for the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended December 31, 2001, fees amounting to $1,325,000 were paid or payable to the Distributor under this Plan.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and directors of the Fund. During the year ended December 31, 2001, the Fund paid brokerage commissions totaling $317,000 to the distributor, which clears its transactions through unaffiliated brokers.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan, owned 628,350 shares of the Fund's capital stock, representing 4.9% of the outstanding shares at December 31, 2001.

For the year ended December 31, 2001, the Fund's expenses were reduced by $6,532 under a custody credit arrangement with the Custodian.


--------------------------------------------------------------------------------
12

                                 The Value Line Leveraged Growth Investors, Inc.

                                                               December 31, 2001
================================================================================

6. Borrowing Arrangement

The Fund has a line of credit agreement with State Street Bank and Trust ("SSBT"), in the amount of $37,500,000. The terms of the agreement are as follows: The first $12.5 million is available on a committed basis which, at the Fund's option, may be either at the Bank's prime rate or at the Federal Funds Rate plus 1%, whichever is less, and will be subject to a commitment fee of 1/4 of 1% on the unused portion thereof; amounts in excess of $12.5 million are made available on an unsecured basis at the same interest rate options stated above.

The Fund had borrowings outstanding in the amount of $23,650,000 at December 31, 2001. The weighted average amount of bank loans outstanding for the year ended December 31, 2001, amounted to approximately $7,028,836 at a weighted average interest rate of 5.50%. For the year ended December 31, 2001, interest expense of approximately $391,000 and commitment fees of approximately $20,000 relating to borrowings under the agreement were paid or payable to SSBT.


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each year:

                                                                      Years Ended December 31,
                                              =====================================================================
                                                  2001            2000            1999            1998         1997
                                              =====================================================================
Net asset value, beginning of year ........   $  45.63        $  57.98        $  48.42        $  35.58     $  31.51
                                              ---------------------------------------------------------------------
  Income (loss) from
     investment operations:

     Net investment loss ..................       (.22)           (.22)           (.14)           (.08)        (.06)

     Net gains or losses on securities
       (both realized and unrealized) .....      (4.61)          (7.78)          14.90           14.13         7.37
                                              ---------------------------------------------------------------------
     Total from investment operations .....      (4.83)          (8.00)          14.76           14.05         7.31
                                              ---------------------------------------------------------------------
  Less distributions:

     Distributions from net realized gains       (2.37)          (4.35)          (5.20)          (1.21)       (3.24)
                                              ---------------------------------------------------------------------
Net asset value, end of year ..............   $  38.43        $  45.63        $  57.98        $  48.42     $  35.58
                                              =====================================================================
Total return ..............................     -10.53%         -13.92%          30.99%          39.63%       23.79%
                                              =====================================================================
Ratios/Supplemental Data:

Net assets, end of year (in thousands)  ...   $495,694        $601,594        $763,203        $608,498     $432,815

Ratio of expenses to average net assets
  (including interest expense) ............       1.16%(1)         .96%(1)         .82%(1)         .87%         .86%

Ratio of expenses to average net assets
  (excluding interest expense) ............       1.09%(1)         .95%(1)         .82%(1)         .84%         .86%

Ratio of net investment loss
  to average net assets ...................       (.54)%          (.41)%          (.28)%          (.22)%      (0.17)%

Portfolio turnover rate ...................         50%             28%             27%             54%          37%

(1) Ratios reflect expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

See Notes to Financial Statements.


--------------------------------------------------------------------------------
14

                                     Value Line Leveraged Growth Investors, Inc.

Report of Independent Accountants
================================================================================

To the Board of Directors and Shareholders of Value Line Leveraged Growth Investors, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Leveraged Growth Investors, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York

February 14, 2002


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

================================================================================

MANAGEMENT INFORMATION

The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 15 Value Line Funds and oversees a total of 16 portfolios. Each Director serves until his or her successor is elected and qualified.

                                               Length of     Other Directorships
Name, Address, and Age   Position              Time Served   Held by Director
--------------------------------------------------------------------------------

Interested Directors*
=====================

Jean Bernhard Buttner    Chairman of the       18 years      Value Line, Inc.
Age 67                   Board of Directors
                         and President

Principal Occupation During the Past 5 Years:

Chairman, President and Chief Executive Officer of Value Line, Inc. (the "Adviser") and Value Line Publishing, Inc. Chairman and President of each of the 15 Value Line Funds and Value Line Securities, Inc. (the "Distributor")
--------------------------------------------------------------------------------

Marion N. Ruth           Director              2 years       Value Line, Inc.
5 Outrider Road
Rolling Hills, CA 90274
Age 66

Principal Occupation During the Past 5 Years:

Real Estate Executive: President. Ruth Realty (real estate broker); Director of the Adviser since October 2000.
--------------------------------------------------------------------------------

Non-Interested Directors
========================

John W. Chandler         Director              11 years      None
1611 Cold Spring Rd
Williamstown, MA 01267
Age 78

Principal Occupation During the Past 5 Years:

Consultant, Academic Search Consultation Service, Inc. Trustee Emeritus and Chairman (1993 - 1994) of the Board of Trustees of Duke University; President Emeritus, Williams College.
--------------------------------------------------------------------------------

Frances T. Newton        Director              2 years       None
4921 Buckingham Drive
Charlotte, NC 28209
Age 60

Principal Occupation During the Past 5 Years:

Customer Support Analyst, Duke Power Company
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
16

                                     Value Line Leveraged Growth Investors, Inc.

                                               Length of     Other Directorships
Name, Address, and Age   Position              Time Served   Held by Director
--------------------------------------------------------------------------------

Francis C. Oakley        Director              2 years       Berkshire Life
54 Scott Hill Road                                           Insurance Company.
Williamstown, MA 01267
Age 70

Principal Occupation During the Past 5 Years:

Professor of History, Williams College, 1961 to present. President Emeritus since 1994 and President, 1985 - 1994; Chairman (1993 - 1997) of the American Council of Learned Societies; President of the Board of Trustees of the Sterling and Francene Clark Art Institute since 1998.
--------------------------------------------------------------------------------

David H. Porter          Director              5 years       None
5 Birch Run Drive
Saratoga Springs, NY
  12866
Age 66

Principal Occupation During the Past 5 Years:

Visiting Professor of Classics, Williams College, since 1999; President Emeritus, Skidmore College since 1999 and President, 1987 - 1998.
--------------------------------------------------------------------------------

Paul Craig Roberts       Director              18 years      A. Schulman Inc.
169 Pompano St.                                              (plastics).
Panama City Beach, FL
  32413
Age 62

Principal Occupation During the Past 5 Years:

Chairman, Institute for Political Economy.
--------------------------------------------------------------------------------

Nancy-Beth Sheerr        Director              6 years       None
1409 Beaumont Drive
Gladwyne, PA 19035
Age 52

Principal Occupation During the Past 5 Years:

Senior Financial Advisor, Hawthorne, since January 2001; Chairman, Radcliffe College Board of Trustees, 1990-1999.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                              17

Value Line Leveraged Growth Investors, Inc.

================================================================================

                                               Length of     Other Directorships
Name, Address, and Age   Position              Time Served   Held by Director
--------------------------------------------------------------------------------

Officers
========

Alan Hoffman             Vice President        8 years       --
Age 48

Principal Occupation During the Past 5 Years:

Portfolio Manager with the Adviser.
--------------------------------------------------------------------------------

Philip Orlando           Vice President        1 year        --
Age 43

Principal Occupation During the Past 5 Years:

Chief Investment Officer with the Adviser.
--------------------------------------------------------------------------------

Stephen Grant            Vice President        4 years       --
Age 48

Principal Occupation During the Past 5 Years:

Portfolio Manager with the Adviser.
--------------------------------------------------------------------------------

David T. Henigson        Vice President,       7 years       --
Age 44                   Secretary and
                         Treasurer

Principal Occupation During the Past 5 Years:

Director, Vice President and Compliance Officer of the Adviser. Director and Vice President of the Distributor. Vice President, Secretary and Treasurer of each of the 15 Value Line Funds.
--------------------------------------------------------------------------------

* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

--------------------------------------------------------------------------------
The Fund's Statement of Additional Information (SAI) includes additional information about the Fund's directors and is available, without charge, upon request, by calling 1-800-243-2729.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
18

                                     Value Line Leveraged Growth Investors, Inc.

================================================================================

                      (This page intentionally left blank.)


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

                         The Value Line Family of Funds
================================================================================

1950 -- The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 -- Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979 -- The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- Value Line Centurion Fund* seeks long-term growth of capital.

1984 -- The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- Value Line Aggressive Income Trust seeks to maximize current income.

1987 -- Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995 -- Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
20

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Alan N. Hoffman
                      Vice President
                      Philip J. Orlando
                      Vice President
                      Stephen E. Grant
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Joseph Van Dyke
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                         #520525